UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

PRIMUS GUARANTY, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 8, 2008, Primus Guaranty, Ltd. (“Primus Guaranty”) issued a press release announcing the impact of Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”)’s announcements in relation to its credit default swap (“CDS”) exposure. Primus Guaranty expects there to be minimal impact, if any, in relation to Fannie Mae and Freddie Mac’s announcements.

The foregoing descriptions are qualified in their entirety by reference to the Press Release dated September 8, 2008, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 8, 2008 issued by the Registrant

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /s/ Richard Claiden
Richard Claiden
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial Officer)

Dated: September 8, 2008

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated September 8, 2008 issued by the Registrant

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